                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 28, 1999


                           9278 COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                           333-84845               98-0207906
----------------------------        --------------------      ------------------
(State or other jurisdiction        (Commission File No.)       (IRS Employer
     of incorporation)                                        Identification No.)


                 1942 Williamsbridge Road, Bronx, New York 10461
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (718) 792-5150

                                       N/A

          (Former name or former address if changed since last report.)




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Item 4. Changes in Registrant's Certifying Accountant

        (a) On December 28, 1999, the Registrant dismissed Ernst & Young LLP ('E&Y') as its independent auditors. The reports of E&Y on the Registrant's financial statements for the fiscal year ended February 28, 1999 and for the period from December 10, 1997 (date of inception) through February 28, 1998 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Registrant's Board of Directors approved the decision to change accountants. During the Registrant's two most recent fiscal years and subsequent interim periods, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to such disagreement in its reports.

        (b)    The Registrant engaged Friedman Alpern & Green LLP
('Friedman') to act as its independent auditors, effective December 28, 1999. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted Friedman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Not Applicable

        (b)    Not Applicable

        (c)    Exhibits

         16.1 Letter from Ernst & Young LLP, dated January 10, 2000, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 10, 2000                      9278 COMMUNICATIONS, INC.
                                            (Registrant)

                                             By: /s/ Sajid Kapadia
                                                 -------------------------------
                                                 Sajid Kapadia,
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.                      Description
-----------                      -----------
   16.1        Letter from Ernst & Young LLP, dated January 10, 2000, addressed to the Securities and Exchange Commission in compliance with Item
               304 of Regulation S-K.



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